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This document was
prepared by:
Sheldon Nussbaum, Esq.




                        MORTGAGE AND SECURITY AGREEMENT



                             USA DETERGENTS, INC.,

                                   MORTGAGOR


                                  IN FAVOR OF


                         101 REALTY ASSOCIATES, L.L.C.

                                   MORTGAGEE


                         DATED: AS OF FEBRUARY 25, 1998


THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF NEW JERSEY, COUNTY OF MIDDLESEX, TOWNSHIP OF NORTH BRUNSWICK, BLOCK 143, LOT 18.3. KNOWN BY THE STREET ADDRESS OF 1600 ROUTE 1 NORTH.


THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS UNDER THE NAMES OF MORTGAGOR, AS "DEBTOR", AND MORTGAGEE, AS "SECURED PARTY".


                             Record and Return to:

                          Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                            New York, New York 10103
                       Attention: Sheldon Nussbaum, Esq.



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                  THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is
made as of the 25th day of February, 1998, by USA Detergents, Inc., a Delaware corporation ("Mortgagor"), whose address is 1735 Jersey Avenue, North Brunswick, New Jersey 08902, in favor of 101 REALTY ASSOCIATES, L.L.C. a New Jersey limited liability corporation ("Mortgagee"), whose address is 333 Seventh Avenue, 11th Floor, New York, New York 10001.

                              W I T N E S S E T H:

                  THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED. MORTGAGOR HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

                  A. All that certain real property situated at 1600 Route One North, County of Middlesex, Township of North Brunswick, State of New Jersey, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Estate"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

                  B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

                  C. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

                  D. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;


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                  E. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real
Estate;

                  F. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined);

                  G. All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Real Estate or the Improvements now or hereafter entered into (each, a "Lease" and collectively, the "Leases") and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents and Profits") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable (each, a "Tenant" and collectively, the "Tenants"), of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.11 hereinbelow;

                  H. All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

                  I. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

                  J. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the "General Intangibles");



                                      -2-

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                  K. All water taps, sewer taps, certificates of occupancy,
permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements;

                  L. All architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

                  M. All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

                  N. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and proceeds of refunds of any taxes or assessments levied against the Property with respect to any period in which this Mortgage encumbers the Property;

                  O. All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor; and

                  P. All sums held by or under the control of the holder of the Prior Mortgage, as that term is defined in Section 4.30 hereof, that were deposited on account of real estate taxes, insurance premiums or otherwise.

                  FOR THE PURPOSES OF SECURING:

                           (1) The debt evidenced by that certain promissory
note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor to the order of Mortgagee in the original principal amount of Four Million and No/100 Dollars ($4,000,000), together with interest as therein provided;

                           (2) The full and prompt payment and performance of
all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, guarantying, securing or otherwise relating to the indebtedness evidenced by the Note, including, but not limited to, the Hazardous Substances Indemnity Agreement, of even date herewith, from Mortgagor to Mortgagee (as hereinafter defined) (the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid;


                                      -3-
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                           (3) Any and all additional advances made by
Mortgagee to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances); and

                           (4) Any and all other indebtedness now owing or
which may hereafter be owing by Mortgagor to Mortgagee, including, without limitation, all prepayment fees, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

                  (All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

                  TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

                  PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note and the other Loan Documents, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Property shall cease, and upon payment to Mortgagee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall release this Mortgage and the lien hereof by proper instrument.


                                   ARTICLE I

                             COVENANTS OF MORTGAGOR

                  For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Mortgage, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Mortgagor covenants and agrees as follows:

                  1.1 Warranties of Mortgagor. Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:



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                           (a) Mortgagor has good and marketable fee simple
title to the Property, subject only to those matters expressly listed as exceptions to title or subordinate matters in the title insurance policy accepted by Mortgagee in connection with this Mortgage, excepting therefrom all preprinted and/or standard exceptions (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure;

                           (b) No bankruptcy or insolvency proceedings are
pending, or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any endorser, cosigner or guarantor of the Note, or any guarantor or indemnitor under any guaranty or indemnity agreement executed in connection with the Note or the loan evidenced thereby and secured hereby;

                           (c) All reports, certificates, affidavits,
statements and other data furnished by or on behalf of Mortgagor or any guarantor or indemnitor to Mortgagee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

                           (d) The execution, delivery and performance of this
Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Mortgagor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, articles of incorporation or other organizational documents of Mortgagor or any contract or agreement of any nature to which Mortgagor is a party or by which Mortgagor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

                           (e) The Real Estate and the Improvements, and the
intended use thereof by Mortgagor comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute one or more separate tax parcels for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

                           (f) All utility services necessary and sufficient
for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Mortgagee;

                           (g) All streets, roads, highways, bridges and
waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Mortgagor;

                           (h) All curb cuts, driveways and traffic signals
shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

                           (i) There are no judicial, administrative, mediation
or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor, (and, if Mortgagor is a partnership, any of its general partners) or the Property which, if adversely determined, would materially impair either the Property or Mortgagor's ability to perform the covenants or obligations required to be performed under the Loan Documents:

                           (j) The Property is free from delinquent water
charges, sewer rents, taxes and assessments:

                           (k) As of the date of this Mortgage, the Property is
free from unrepaired damage caused by fire, flood, accident or other casualty;

                           (l) As of the date of this Mortgage, no part of the
Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Mortgagor's knowledge and belief, threatened or contemplated;

                           (m) Mortgagor possesses all franchises, patents,
copyrights, trademarks, trade names, licenses and permits adequate for the conduct of its business substantially as now conducted;

                           (n) The Improvements are structurally sound, in good
repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

                           (o) Mortgagor has delivered to Mortgagee true,
correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

                           (p) Mortgagor and the Property are free from any
past due obligations for sales and payroll taxes;

                           (q) Other than the Prior Mortgage, as defined in
Section 4.30 hereof, there are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Mortgagee;

                           (r) The Property forms no part of any property
owned, used or claimed by Mortgagor as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Real Estate is located. Mortgagor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead;

                           (s) Each Contract constitutes the legal, valid and
binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against any other party thereto. No default exists, or with the passing of time or the giving of notice or both would exist, under any Contract which would, in the aggregate, have a material adverse effect on Mortgagor or the Property;

                           (t) No Contract provides any party with the right to
obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage; and

                           (u) Mortgagor is not a "foreign person" within the
meaning of ss. 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department Regulations, including temporary regulations; and

                           (v) The Mortgagor further represents that no default
or event of default has occurred and is continuing under any Prior Mortgage and that no event has occurred that with notice or passage of time or both would constitute such a default or event of default.

                  1.2 Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subjects, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Mortgagee determines that Mortgagor is not adequately performing its obligations under this Section, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps with respect thereto as Mortgagee shall deem necessary or proper; any and all reasonable costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                  1.3 Performance of Obligations. Mortgagor shall pay when due the principal of and the interest on the indebtedness evidenced by the Note. Mortgagor shall also pay all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Mortgagor set forth in the Loan Documents in accordance with their terms. Further, Mortgagor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Mortgagor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether which document or instrument is superior or subordinate to this Mortgage.

                  1.4 Insurance. Mortgagor shall, at Mortgagor's expense, maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

                           (a) Insurance against loss or damage to the Property
by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Mortgagor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee's election, by reference to such indices, appraisals or information as Mortgagee determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval.

                           (b) Comprehensive Commercial General Liability
Insurance for personal injury, bodily injury death and property damage liability in amounts not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate (both inclusive of umbrella coverage) and Fire Damage Legal Liability of not less than $100,000. During any construction on the Property, Mortgagor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

                           (c) General boiler and machinery insurance coverage
is required if steam boilers or other pressure-fired vessels are in operation at the Property. Minimum liability amount per accident must equal the greater of the replacement (insurable) value of the Improvements housing such boiler or pressure-fired machinery or $1,000,000.00.

                           (d) If the Property or any part thereof is
identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the indebtedness secured hereby if replacement cost coverage is not available for the type of building insured); or (ii) the maximum insurance available under the appropriate National Flood Insurance Administration program.

                           (e) During the period of any construction on the
Property or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Mortgagee and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                           (f) Loss of rents or loss of business income
insurance in amounts sufficient to compensate Mortgagor for all Rents and Profits during a period of not less than eighteen (18) months in which the Property may be damaged or destroyed. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding eighteen (18) month period.

                           (g) Such other insurance on the Property or on any
replacements or substitutions thereof or additions thereto as may from time to time be required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

                           (h) Such other insurance on the Property or on any
replacements or substitutions thereof or additions thereto as may from time to time be required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

                           (i) Statutory limits for worker's compensation
insurance and minimum $500,000 for employer's liability insurance for all employees of Mortgagor engaged on or with respect to the Subject Premises. If Mortgagor engages independent contractors, then Mortgagor shall be solely responsible for verifying and maintaining any appropriate insurance as required by law or contract for the independent contract.

                  All such insurance shall (i) be with insurers authorized to do business in the state within which the Property is located and who have and maintain a rating of at least "A" from AM Best, (ii) contain the complete address of the Property (or a complete legal description), (iii) be for terms of at least one year, (iv) contain deductibles which do not exceed $10,000.00 or, with respect to the policy described in clause (d) above $3,000, and (v) be subject to the approval of Mortgagee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

                  Mortgagor shall as of the date hereof deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Mortgagee. Mortgagor shall renew all such insurance and deliver to Mortgagee certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to the insurance policies, Mortgagor further agrees that all such policies shall include a standard, non-contributory, mortgagee clause naming:

                      101 Realty Associates, L.L.C.
                      its successors and assigns as their
                      Interests may appear

(x) as an additional insured under all liability insurance policies, (y) as a mortgagee on all property insurance policies and (z) as the loss payee on all loss of rents or loss of business income insurance policies. Mortgagor further agrees that all such insurance policies: (1) shall provide for at least thirty
(30) days' prior written notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Mortgagee; (2) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; (3) shall waive all rights of subrogation against Mortgagee; (4) in the event that the Real Estate or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B:
"Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages; and (5) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Mortgagor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Mortgagee's applicable insurance requirements set forth in this Section 1.4. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Mortgagor to Mortgagee as further security for the indebtedness secured hereby. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness secured hereby. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance. Mortgagor shall not obtain insurance for the Property in addition to that required by Mortgagee without the prior written consent of Mortgagee, which consent will not be unreasonably withheld provided that (i) Mortgagee is a named insured on such insurance, (ii) Mortgagee receives complete copies of all policies evidencing such instance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

                  1.5 Payment of Taxes. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to
Section 1.6 or Section 1.7 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Mortgagor shall furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued,
(b) Mortgagee determines, in its reasonable discretion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account an amount determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that, in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

                  1.6 Tax and Insurance Impound Account. At Mortgagee's option during the continuation of an Event of Default, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee for payment of real estate taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. After notice from Mortgagee that Mortgagee is exercising its option hereunder, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Mortgagor is required to maintain hereunder, each as estimated and determined by Mortgagee. So long as no event occurs, and no state of facts exists, which, with the giving of notice and/or the passage of time, would constitute an Event of Default (as fined in Section 2.1 hereunder) (such event or state of facts, a "Default") has occurred and is continuing, all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Default has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent finds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement of estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. Interest on the funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor. Upon assignment of this Mortgage by Mortgagee, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Mortgagee for the purposes of the Impound Account, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or refunded to Mortgagor at Mortgagor's option. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency. If the Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Upon an Event of Default, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Mortgagee shall subjectively determine. No such application of the Impound Account shall be deemed to cure any Default of Event of Default hereunder, and any such application shall not limit Mortgagor's obligation to deposit any deficiency of which Mortgagee gives notice. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Mortgagee may elect, the balance of the Impound Account then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

                  1.7      Intentionally Omitted.

                  1.8      Intentionally Omitted.

                  1.9 Casualty and Condemnation. Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Mortgagee. Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation; provided, however, that, Mortgagee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) $250,000.00. Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then as follows:

                           (a) In the event that less than sixty percent (60%)
of the Improvements located on the Real Estate have been taken or destroyed, then if:

                                    (1) no Default or Event of Default is then
         continuing hereunder, and

                                    (2) the Property can, in Mortgagee's
         judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor or Mortgagee and (ii) six (6) months prior to the stated maturity date of the Note, and

                                    (3) all necessary governmental approvals
         can be obtained to allow the rebuilding and reoccupancy of the Property as described in Section 1.9(a)(2) above, and

                                    (4) there are sufficient sums available
         (through insurance proceeds or condemnation awards and contributions by Mortgagor, the full amount of which shall at Mortgagee's option have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for any costs and expenses of Mortgagee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                                    (5) the economic feasibility of the
         Improvements after such restoration or repair (and including the impact of the termination of any Leases due to such casualty or condemnation) will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Mortgagee in its determination to make the loan secured hereby, and

                                    (6) Mortgagor shall have delivered to
         Mortgagee, at Mortgagor's sole cost and expense, an appraisal report in form and substance satisfactory to Mortgagee appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property considered by Mortgagee in its determination to make the loan secured hereby, and

                                    (7) Mortgagor so elects by written notice
         delivered to Mortgagee within five (5) days after settlement of the aforesaid insurance or condemnation claim.

then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Mortgagor therefor, to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, with any remainder being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion.

                           (b) In all other cases, namely, in the event that
sixty percent (60%) or more of the Improvements located on the Real Estate have been taken or destroyed or Mortgagor does not elect to restore or repair the Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then in any of such events, Mortgagee shall elect, in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion, with any remainder being paid to Mortgagor, or (2) notwithstanding that Mortgagor may have elected not to restore or repair the Property pursuant to the provisions of Section 1.9(a)(7) above, require Mortgagor to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to the deposit by Mortgagor with Mortgagee, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Mortgagee's costs and expenses to be incurred in connection therewith, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipt and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion.

                  Any reduction in the indebtedness secured hereby resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof. Partial payments received by Mortgagee, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Mortgagor elects, or Mortgagee directs Mortgagor, to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided the Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any Indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the party or authorities making the same, to appear in and prosecute any proceedings therefore and to give receipts and acquitances therefor.

                  1.10 Mechanics' Liens. Mortgagor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagor, and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be unsuccessful. If Mortgagor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The occurrence and during the continuation of an Event of Default.

                  1.11 Rents and Profits. As additional and collateral security for the payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Leases, and all existing and future Rents and Profits upon the occurrence and during the continuation of an Event of Default. Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof.) Mortgagee shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Mortgage, Mortgagor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of an Event of Default, Mortgagor's license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee and Mortgagor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Mortgagee, nor the exercise of Mortgagee's rights as assignee of the Leases, shall constitute any assumption by Mortgagee of any obligations under any Lease or other agreement relating thereto. Mortgagee is obligated to account only for such Rents and Profits as are actually collected or received by Mortgagee. Mortgagor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of an Event of Default hereunder, pay said Rents and Profits to Mortgagee without liability to determine the actual existence of any Event of Default claimed by Mortgagee.

Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such payor's obligation to make such payment to Mortgagor. All Rents and Profits collected or received by Mortgagee shall be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any Default or Event of Default hereunder. The assignment of Leases and of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

                  1.12     Leases.

                           (a) Lease Requirements. Each Lease executed after
the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Mortgagee, that (i) such Lease is subject and subordinate to this Mortgage, and (ii) the tenant, lessee or licensee, as appropriate, will attorn to, and recognize as its landlord, lessor or licensor, any person succeeding to the interest of Mortgagor in such Lease upon any foreclosure of this Mortgage or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Mortgagee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said Lease made without the express written consent of Mortgagee or said successor-in-interest. No Lease shall contain any option to purchase all or any portion of the Property. No Lease shall contain any right of first refusal to lease or purchase all or any portion of the Property. No Lease shall contain any right to terminate the term thereof (except in the event of the destruction of all or substantially all of the Property).

                           (b) Acts Requiring Consent of Mortgagee. Mortgagor
shall not, without the prior written consent of Mortgagee, (i) enter into any Lease of all or any portion of the Property either (Y) for space in excess of 10,000 rentable square feet, or (Z) for a term (including, without limitation, options exercisable by the lessee thereunder) of greater than five (5) years (any such lease, a "Major Lease"); (ii) cancel, terminate, abridge or otherwise modify the terms of any Major Lease, or accept a surrender thereof; (iii) consent to any assignment of, or subletting of all or any portion of the premises demised under, any Major Lease unless required by the terms thereof;
(iv) cancel, terminate abridge, release or otherwise modify any guaranty of any Major Lease or the terms thereof; (v) enter into any Lease not meeting the requirements of Section 1.12(a) of this Mortgage; or (vi) enter into any Lease containing material adverse variations from the current form lease approved by Mortgagee. The request for approval or each such proposed Lease shall be made to Mortgagee in writing. As part of such request, Mortgagor shall furnish to Mortgagee (and any loan services specified from time to time by Mortgagee): (1) such biographical and financial information about the proposed tenant as Mortgagee may require in conjunction with its review, (2) a copy of the proposed Lease, and (3) a summary of the material terms of such proposed Lease (including, without limitation, rental terms and the term of the proposed Lease and any options).

                           (c) Affirmative Covenants Regarding Leases.
Mortgagor shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Mortgagor shall promptly send copies to Mortgagee of all notices of default which Mortgagor shall send or receive under any Lease. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the other parties under each Lease. Mortgagor shall furnish to Mortgagee, within ten (10) days after a request by Mortgagee to do so, but in any event by January 1 of each year, a current rent roll certified by Mortgagor as being true and correct containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective Leases, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Mortgagee, Mortgagor shall deliver to Mortgagee (i) a copy of each Lease; and (ii) an estoppel certificate from the tenant under each Lease (provided that Mortgagee shall not be required to deliver such certificates more frequently than twice in any calendar year).

                           (d) Negative Covenants Regarding Leases. Mortgagor
shall not enter into any Lease (i) without the prior written consent of Mortgagee where such consent is required pursuant to this Mortgage; (ii) except on terms consistent with the terms for similar leases in the market area of the Real Estate, including, without limitation, as to the rental rate, security deposit, tenant improvement and work letter terms and free rent periods; (iii) other than with a third-party tenant unrelated to Mortgagor or any Affiliate (as defined herein) of Mortgagor; or (iv) except for an actual occupancy by the tenant, lessee or licensee thereunder. Mortgagor shall not do or suffer to have done any act that might result in a default by the landlord, lessor or licensor under any Lease or allow the tenant, lessee or licensee thereunder to withhold payment or rent and shall not further assign any Lease or any Rents and Profits. Mortgagor shall not, without the prior written consent of Mortgagee:
(1) modify any Lease; (2) terminate or accept the surrender of any Lease; or
(3) waive or release any other party from the performance or observance of any obligation or condition under any Lease; provided, however, that with respect to all Leases other than Major Leases, provided no Default exists hereunder, Mortgagor may do any of the foregoing in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Mortgagor shall not solicit or accept the prepayment of any rents under any Lease for more than one (1) month prior to the due date thereof. Mortgagor shall not execute any other assignment of the lessor's interest in the Leases or the Rents and Profits.

                           (e) Security Deposits. All security deposits of
tenants, whether held in cash or in any other form, shall not be commingled with any other funds of Mortgagor or any other person and, if cash, shall be deposited by Mortgagor at such commercial or savings bank or banks, or otherwise held in compliance with applicable law, as may be reasonably satisfactory to Mortgagee. Any bond or other instrument which Mortgagor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described; shall be issued by an institution reasonably satisfactory to Mortgagee; shall, if permitted pursuant to any applicable legal requirements, name Mortgagee as payee or mortgagee thereunder or, at Mortgagee's option, be assigned or fully assignable to Mortgagee; and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Mortgagee. Mortgagor shall, upon request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee of Mortgagor's compliance with the foregoing. Upon an Event of Default under this Mortgage, Mortgagor shall, immediately upon Mortgagee's request (if permitted by applicable law), deliver to Mortgagee the security deposits (and any interest previously earned thereon and not disbursed to the person(s) lawfully entitled to receive same) with respect to all or any portion of the Property, to be held by Mortgagee subject to the terns of the Leases.

                           (f) Rights of Mortgagee Upon Default. Upon an Event
of Default, whether before or after the whole principal sum secured hereby is declared to by immediately due or whether before or after the institution of legal proceedings to foreclose this Mortgage, forthwith upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Mortgagee shall have, and Mortgagor hereby gives and grants to Mortgagee the right, power and authority to make and enter into Leases for such rents and for such periods of occupancy and upon conditions and provisions as Mortgagee may deem desirable in its sole discretion, and Mortgagor expressly acknowledges and agrees that the term of such Lease may extend beyond the date of any foreclosure sale at the Property; it being the intention of Mortgagor that in such event Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into Leases for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee in its sole discretion and with like effect as if such Leases had been made by Mortgagor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest, shall not be revocable by Mortgagor so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by

Mortgagor subsequent to the date hereof. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Mortgagee in managing the Property, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this instrument or the exercise of rights or remedies hereunder. Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Mortgagee under any such Lease or under this Mortgage or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such Lease other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Mortgagee any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such Lease, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section. The foregoing rights are in addition to all other rights and remedies granted to Mortgagee pursuant to this Mortgage.

                           (g) Representations to Leases. Mortgagor hereby
represents and warrants as follows:

                                    (i) Mortgagor has delivered a true, correct
         and complete schedule (the "Rent Roll") of all Leases affecting the Property as of the date hereof, which accurately and completely sets forth in all material respects for each Lease the following: the name of the Tenant, the Lease expiration date, extension and renewal provisions, the base rent payable, the security deposit held thereunder and any other material provisions of such Lease;

                                    (ii) Each Lease constitutes the legal,
         valid and binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against the Tenant thereof. No default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Mortgagor or the Property;

                                    (iii) No Tenant under any Lease has, as of
         the date hereof, paid rent more than one (1) month in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

                                    (iv) All work to be performed by Mortgagor
         under the Leases has been substantially performed, all contributions to be made by Mortgagor to the Tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied;

                                    (v) Such Tenant under a Lease has entered
         into occupancy of the demised premises;

                                    (vi) Mortgagor has delivered to Mortgagee
         true, correct and complete copies of all Leases described in the Rent Roll;

                                    (vii) To the best of Mortgagor's knowledge
         and belief, each Tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and

                                    (viii) No Lease provides any party with the
         right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage.

                  1.13     Alienation and Further Encumbrances.

                           (a) Mortgagor acknowledges that Mortgagee has relied
upon the principals of Mortgagor and their experience in owning and operating properties similar to the Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in
Section 4.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants under Leases which are approved, or deemed approved, in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then, the same shall constitute an Event of Default hereunder and Mortgagee shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. For the purposes of this
Section 1.13(a): (i) in the event either Mortgagor or, if applicable, any of its general partners or managing members is a corporation or trust, the sale, conveyance, transfer or disposition of more than 50% of the issued and outstanding capital stock of Mortgagor or any of its general partners or managing members or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Mortgagor or any of its general partners or managing members so that immediately after such issuance the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property, and
(ii) in the event Mortgagor or any general partner or managing member of Mortgagor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Mortgagor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (1) limited partnership and/or non-managing member interests in Mortgagor or in any general partner or managing member of Mortgagor shall be freely transferable without the consent of Mortgagee, and (2) any involuntary transfer caused by the death of Mortgagor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be a default under this Mortgage so long as Mortgagor is reconstituted, if required, following such death and so long as those persons responsible for the management of Mortgagor and the Property remain unchanged as a result of such death or any replacement management is approved by Mortgagee, and (3) gifts for estate planning purposes of any individual's interests in Mortgagor or in any of Mortgagor's general partners, managing members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Mortgage so long as Mortgagor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Mortgagor remain unchanged following such gift or any replacement management is approved by Mortgagee.

                  1.14 Payment of Utilities, Assessments, Charges, Etc. Mortgagor shall pay when due all utility charges which are incurred by Mortgagor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

                  1.15 Access Privileges and Inspections. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable business hours for the purposes of inspecting the Property and of examining, copying making extracts from the books and records of Mortgagor relating to the Property. Mortgagor shall lend assistance to all such agents, representatives and employees of Mortgagee.

                  1.16 Waste; Alteration of Improvements. Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Mortgagor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Mortgagee. Without the prior written consent of Mortgagee, Mortgagor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

                  1.17 Zoning. Without the prior written consent of Mortgagee, Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Mortgagor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Mortgagor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Mortgagor shall operate the Property as a commercial property, in accordance with its current usage, for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Without limiting the foregoing, in no event shall Mortgagor take any action that would reduce or impair either (a) the number of parking spaces at the Property, or (b) the access to the Property from adjacent public roads. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

                  1.18 Financial Statements and Books and Records. Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the person or entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Mortgagee:

                           (a) copies of all tax returns filed by Mortgagor,
within thirty (30) days after the date of filing;

                           (b) if reasonably requested by Mortgagee quarterly
operating statements for the Property, within forty-five (45) days after the end of each calendar quarter;

                           (c) annual financial statements for Mortgagor, each
principal or general partner, if applicable, in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, and, if reasonably requested by Mortgagee, annual balance sheets for the Property, all within ninety (90) days after the end of each calendar year; and

                           (d) such other information with respect to the
Property, Mortgagor, the principals or general partners, if applicable, in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Mortgagee, within a reasonable time after the applicable request.

                  1.19 Further Documentation. (a) Mortgagor shall, on the request of Mortgagee and at the reasonable expense of Mortgagor: (1) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (2) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (3) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (4) promptly furnish to Mortgagee, upon Mortgagee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred and stating whether all grace periods have expired hereunder, and stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Mortgagee may reasonably require.

                  (b) Mortgagor will promptly take all actions necessary to remove or make other arrangements reasonably satisfactory to Mortgagee with respect to the existing judgment lien of $50,000 in favor of Clemente Mendoza currently in effect against the Property.

                  1.20 Payment of Costs: Reimbursement to Mortgagee. Mortgagor shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Mortgagor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees. If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee's making such payment until reimbursement thereof by Mortgagor. Any such sums disbursed by Mortgagee, together with such interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Departments securing all or any part of the indebtedness evidenced by the Note. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting Mortgagee's interest in the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Mortgagee's security hereunder. Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagor fails to perform any of its covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee's interest in the Property or Mortgagee's right to enforce its security, then Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Mortgagor, Mortgagee, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any Event of Default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

                  1.21 Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in all sums on deposit with Mortgagee pursuant to the provisions of Sections 1.6 and 1.7 hereof or any other Section hereof (said property is hereinafter referred to collectively as the "Collateral"). It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Mortgagor shall, from time to time upon the request of Mortgagee, supply Mortgagee with a current inventory of all of the property in which Mortgagee is granted a security interest hereunder, in such detail as Mortgagee may require. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

                  1.22 Security Agreement. This Mortgage constitutes a security agreement between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Mortgagee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Mortgagor shall promptly deliver the same to Mortgagee, endorsed to Mortgagee, without further notice from Mortgagee. Mortgagor agrees to furnish Mortgagee with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Mortgagor within ten (10) days of the effective date of any such change. Upon an Event of Default, Mortgagee shall have the rights and remedies as prescribed in the Mortgage, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Mortgagee's election. Any disposition of the Collateral may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's attorneys' fees and legal expenses) together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagee shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Mortgagor, upon demand of Mortgages, shall assemble such property and make it available to Mortgagee at the Real Estate, a place which is hereby deemed to be reasonably convenient to Mortgagee and Mortgagor. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:

                           (a) In the event of a foreclosure sale, the Property
may, at the option of Mortgagee, be sold as a whole or in parts, as determined by Mortgagee in its sole discretion; and

                           (b) It shall not be necessary that Mortgagee take
possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

                           (c) Mortgagee may appoint or delegate any one or
more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

                  The name and address of Mortgagor (as Debtor under any applicable Uniform Commercial Code) are:

                              USA Detergents, Inc.
                              1735 Jersey Avenue
                              North Brunswick, New Jersey 08902

                  The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are;

                              101 Realty Associates, L.L.C.
                              333 Seventh Avenue, 11th Floor
                              New York, New York 10001

                  1.23 Easements and Rights-of-Way. Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Mortgagee. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent provided that Mortgagee is paid a standard review fee together with all other expenses, including, without limitation, attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and in the preparation of documents effecting the subordination.

                  1.24 Compliance with Laws. Mortgagor shall at all times comply with all statutes, ordinances, orders, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

                  1.25 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges of liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the Mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes so as to adversely affect this Mortgage or the indebtedness secured hereby or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty
(30) days from the giving of such notice.

                  1.26 Secured Indebtedness. It is understood and agreed that this Mortgage shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made for any purpose, and all interest accruing thereon, shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Mortgage.

                  1.27 Mortgagor's Waivers. To the full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever foregoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as and specifically provided for herein); (b) waives, releases, relinquishes and forever foregoes all right to a marshalling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever foregoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Mortgagor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel waives, releases relinquishes and forever foregoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the indebtedness secured hereby to the fullest extent permitted by law. Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgager, Mortgagor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. ss. 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of

Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

                  1.28     SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE REAL ESTATE IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS,
(ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER THE COUNTY IN WHICH THE REAL ESTATE IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND,
(iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). MORTGAGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

                  (b) MORTGAGEE AND MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                  1.29 Management. The management of the Property shall be by either: (a) Mortgagor or an entity affiliated with Mortgagor approved by Mortgagee for so long as Mortgagor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Mortgagee. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Mortgagee. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Mortgagee. After an Event of Default hereunder or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Mortgagee shall have the right to terminate, or to direct Mortgagor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Mortgagor to retain, a new management agent approved by Mortgagee. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Mortgagor's liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Mortgagor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied. It shall be a condition of Mortgagee's consent to any management agreement, whether with an affiliate of Mortgagor or a professional property management company, that such manager enter into an agreement with Mortgagee whereby the manager acknowledges and agrees to the aforesaid rights of Mortgagee, and as to such other matters as Mortgagee may require.

                  1.30     Hazardous Waste and Other Substances.

                           The terms and provisions of the Hazardous Substances
Indemnity Agreement are incorporated by reference as if fully set forth herein.

                  1.31     Indemnification; Subrogation.

                           (a) Mortgagor shall indemnify, defend and hold
Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the secured indebtedness, this Mortgage, the Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee by reason of Mortgagee's willful misconduct or gross negligence.

                           (b) If Mortgagee is made a party defendant to any
litigation or any claim is threatened or brought against Mortgagee concerning the secured indebtedness, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or of any of the other Loan Documents, or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. The right to such reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and reasonable expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and reasonable expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Mortgagee and Mortgagee's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Mortgagee's in-house counsel.

                           (c) A waiver of subrogation shall be obtained by
Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.


                                   ARTICLE II
                               EVENTS OF DEFAULT

                  2.1 Events of Default. The occurrence of any of the following shall be an "Event of Default" hereunder:

                           (a) Mortgagor fails to punctually perform any
covenant, agreement, obligation, term or condition of the Note, this Mortgage or any other Loan Document which requires payment of any money to Mortgagee, and such failure continues for the applicable period set forth therein or, if no period is set forth, for ten (10) days after such payment becomes due or, if due on demand, is demanded (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).

                           (b) Mortgagor fails to provide insurance as required
by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.5 or 1.16 hereof.

                           (c) Mortgagor fails to perform any other covenant,
agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

                           (d) Any representation or warranty made herein, in
or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any principal or general partner in Mortgagor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Mortgagee to have been false or misleading in any material respect at the time made.

                           (e) There shall be a sale, conveyance, disposition,
alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Mortgagor or, if applicable, its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

                           (f) A default occurs under any of the other Loan
Documents which has not been cured within any applicable grace or cure period therein provided.

                           (g) Mortgagor, any principal or general partner in
Mortgagor, if applicable, or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or general partner of Mortgagor or for any such indemnitor or guarantor or for a substantial part of the assets of Mortgagor, of any such principal or general partner of Mortgagor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

                           (h) A petition is filed or any case, proceeding or
other action is commenced against Mortgagor, against any principal or general partner of Mortgagor, if applicable, or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Mortgagor, against any principal or general partner of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, of any such principal or general partner of Mortgagor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or general partner of Mortgagor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Mortgagor, of any such principal or general partner of Mortgagor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

                           (i) The Property or any part thereof shall be taken
on execution or other process of law in any action against Mortgagor.

                           (j) Mortgagor abandons all or a portion of the
Property.

                           (k) The holder of any lien or security interest on
the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage, including without limitation the Prior Mortgage, as that term is defined in Section 4.30 hereof or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                           (l) The Property, or any part thereof, is subjected
to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Mortgagee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

                           (m) Any dissolution, termination, partial or
complete liquidation, merger or consolidation of Mortgagor.

                           (n) Any Event of Default occurs under any of the
other Loan Documents.

                           (o) Mortgagor defaults under any Major Lease, and
such default continues beyond any applicable notice and/or cure period under such Major Lease.


                                  ARTICLE III
                                    REMEDIES

                  3.1 Remedies Available. If there shall occur an Event of Default under this Mortgage, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

                           (a) Acceleration. Accelerate the maturity date of
the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

                           (b) Entry on the Property. Either in person or by
agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                           (c) Collect Rents and Profits. With or without
taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

                           (d) Appointment of Receiver. Upon, or at any time
prior to or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Mortgagor or any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain. operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in
Section 3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

                           (e) Foreclosure. Immediately commence an action to
foreclose this Mortgage or to specifically enforce its provisions or any of the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee.

                           (1) In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceeding, including, but not limited to, attorneys' fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof.

                                    (2) Mortgagee may, by following the
         procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

                           (f) Other. Exercise any other right or remedy
available hereunder, under any of the other Loan Documents or at law or in equity.

                  3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Mortgagee in its discretion may determine:

                           (a) To payment of the costs, expenses and fees of
taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

                           (b) To payment of all sums expended by Mortgagee
under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

                           (c) To payment of the secured indebtedness and all
other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

                  The remainder, if any, of such funds shall be disbursed to Mortgagor or to the person or persons legally entitled thereto.

                  3.3 Right and Authority of Receiver or Mortgagee in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default hereunder, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole discretion, all at Mortgagor's expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property, (d) manage and operate the Property; (e) preserve and maintain the Property, which shall include Mortgagee's right to enforce all contracts affecting the Property;

(f) make repairs and alterations to the Property; (g) complete any construction or repair of the improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney-in-fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such Leases whether of real or personal property, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent, (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and
(r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any Tenant, lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any Lease, contract or other agreement to Mortgagee without proof of the Event of Default relied upon. Any such Tenant, lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract or other agreement, or for the performance of any undertakings under any such Lease, contract or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Mortgage, or any default under any of the other Loan Documents has actually occurred or is then existing. Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Mortgagee in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

                  3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

                  3.5 Notice to Account Debtors. Mortgagee may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Mortgagor included in the Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

                  3.6 Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default hereunder. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

                  3.7 Payment of Expenses. Mortgagor shall pay on demand all of Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.


                                   ARTICLE IV
                       MISCELLANEOUS TERMS AND CONDITIONS

                  4.1 Time of Essence. Time is of the essence with respect to all provisions of this Mortgage.

                  4.2 Release of Mortgage. If all of the secured indebtedness be paid, then and in that event only, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

                  4.3 Certain Right of Mortgagee. Without affecting Mortgagor's liability for the payment of any of the indebtedness secured hereby, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of the Mortgage or any agreement subordinating the lien hereof.

                  4.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

                  4.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

                  4.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such parties' successors and assigns, and the term "Mortgagee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor.

                  4.7 Severability. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

                  4.8 Gender. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

                  4.9 Waiver; Discontinuance of Proceedings. Mortgagee may waive any single Event of Default by Mortgagor hereunder without waiving any other prior or subsequent Event of Default. Mortgagee may remedy any Event of Default by Mortgagor hereunder without waiving the Event of Default remedied. Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any Event of Default by Mortgagor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall bc effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, resources and powers of Mortgagee shall continue as if the same had never been invoked.

                  4.10 Section Headings. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

                  4.11 Governing Law. This Mortgage will be governed by and construed in accordance with the laws of the State in which the Real Estate is located, provided that to the extent any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

                  4.12 Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which the Real Estate is located are authorized by law to be closed.

                  4.13 Relationship of the Parties. The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and, in the context of this Mortgage and the Property and Loan Documents, neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

                  4.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

                  4.15 Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

                  4.16 Cross Default. An Event of Default shall be a default under each of the other Loan Documents.

                  4.17 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

                  4.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected by Mortgagee in its sole subjective discretion shall be controlling.

                  4.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

                  4.20 No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

                  4.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage closing its priority over the rights of any such junior lien.

                  4.22 Mortgagee May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or, if applicable, the principals or general partners or members in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

                  4.23 Fixture Filing. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures.

                  4.24 After-Acquired Property. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Mortgagee shall require for accomplishing the purposes of this Mortgage.

                  4.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificates balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

                  4.26 Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

                  4.27 Recording and Filing. Mortgagor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

                  4.28 Entire Agreement and Modification. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

                  4.29 Maximum Interest. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Mortgagee be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Mortgagor and Mortgagee.

                  4.30     Second Mortgage.

                           1.       Certain Definitions:

                                    (a) "Prior Mortgage" means the mortgage or
                           mortgages of all or part of the Property to which this Mortgage is subordinate as set forth in the title policy insuring the lien of this Mortgage, together with the note or notes secured thereby and all other documents securing said note or notes.

                                    (b) "Prior Mortgagee" means the holder or
                           holders of the Prior Mortgage.

                           2. With respect to the Prior Mortgage, the following
terms, covenants, conditions, representations and warranties shall apply:

                           (1) the Mortgagor hereby warrants and represents as
                  follows: (i) all interest payments, principal payments and other payments and charges required thereby have been paid to the extent they are payable to the date hereof; (ii) the Mortgagor is not in default under any of the terms or provisions of the Prior Mortgage required to be observed or performed; (iii) no term, covenant or provisions of the Prior Mortgage prohibits or imposes a limitation upon the grant and demise of this Mortgage; and (iv) the Mortgagor has, prior to its execution hereof, delivered to the Mortgagee true and correct duplicate original copies of the Prior Mortgage and of any and all amendments and modifications thereof.

                           (2) The Mortgagor covenants and agrees as follows:
                  (i) to promptly pay when due, all payments, additional payments and other sums or charges required to be paid by the Mortgagor under the Prior Mortgage; (ii) to perform and observe all covenants and conditions to be performed and/or observed by the Mortgagor under the Prior Mortgage and shall immediately deliver to Mortgagee photocopies of all notices received by Mortgagor from any holder of a Prior Mortgage within three (3) days after receipt thereof by Mortgagor;
                  (iii) not to do, permit, suffer or refrain from doing anything as a result of which, there could be a default under or breach of any of the terms of the Prior Mortgage; and (iv) not to modify, amend or in any way alter or permit the alteration of any of the terms of the Prior Mortgage without the prior written consent of the Mortgagee, nor to surrender the property demised thereunder; (v) not to waive, excuse or discharge any of the obligations and agreements of the Prior Mortgagee; (vi) to do all things necessary to preserve unimpaired all of Mortgagor's rights under the Prior Mortgage; (vii) to furnish to the Mortgagee such information and evidence as the Mortgagee may reasonably require concerning the Mortgagor's due observance, performance and compliance with the terms, covenants and provisions of the Prior Mortgage.

                           (3) In the event of any default beyond the
                  applicable grace period set forth in the Prior Mortgage by the Mortgagor in the performance of any of its obligations under the Prior Mortgage, including, without limitation, any default in the terms of repayment thereunder including but not limited to charges and impositions made payable by the Prior Mortgagee thereunder, then, in each and every case, the Mortgagee may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of the Mortgagor thereunder in the name of and on behalf of the Mortgagor. The Mortgagor shall, on demand, reimburse the Mortgagee for all advances made and expenses incurred by the Mortgagee in curing any such default (including, without limitation, reasonable attorney's fees), together with interest thereon computed at the Default Interest Rate as that term is defined in the Note dated the date hereof made by Mortgagor to Mortgagee in the original principal amount of $4,000,000 (the "Note") from the date that an advance is made or expense is incurred to and including the date the same is paid.

                           (4) The Mortgagor shall use its best efforts to
                  obtain and deliver to the Mortgagee within thirty (30) days after request by the Mortgagee, an estoppel certificate from the Prior Mortgagee under the Prior Mortgage setting forth
                  (i) the names of the parties thereto, (ii) that the Prior Mortgage has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification certified as true and correct by the Prior Mortgagee), (iii) the terms of payment under the Prior Mortgage, (iv) the date to which all payments and charges of any type required pursuant to the terms thereof have been paid by the Mortgagor under the Prior Mortgage, and (v) whether there are any alleged defaults of the Mortgagor under the Prior Mortgage and, if there are, setting forth the nature thereof in reasonable detail.

                           (5) The Mortgagor hereby irrevocably designates the
                  Mortgagee its agent and attorney-in-fact to perform or observe on behalf of the Mortgagor any covenant or condition which the Mortgagor fails to perform or observe under the Prior Mortgage within any applicable grace period specified in the Prior Mortgage, including, but not limited to, the payment of any principal and/or interest payable under the Prior Mortgage, and any advances made by the Mortgagee in connection with such performance or observance shall be repaid by the Mortgagor within ten (10) days of demand with interest at the Default Interest Rate and the amount so advanced with interest, shall be a lien upon the Property and shall be secured by this Mortgage. The performance or observance of such covenant or condition by the Mortgagee shall not prevent the Mortgagor's failure so to perform or observe from constituting an Event of Default. In performing or observing any such covenant or condition, the Mortgagee shall have the right to enter upon the Property. Upon receipt by the Mortgagee from the Mortgagor and/or the holder of the Prior Mortgage of any notice of default under the Prior Mortgage, the Mortgagee may rely thereon and take any action permitted by this Section 4.30 to remedy such default notwithstanding that the existence of such default or the nature thereof may be questioned or denied by the Mortgagor. Nothing contained in this Section 4.30 shall be deemed to create any duty or obligation on the part of the Mortgagee to take any action with respect to the Prior Mortgage and/or the curing of any defaults thereunder.

                           (6) If the Mortgagor or any subsequent owner of the
                  Property becomes the Prior Mortgagee then notwithstanding anything to the contrary contained in any document, agreement or the law, the lien of the Prior Mortgage shall merge with the fee ownership of the Property and the lien of this Mortgage shall automatically become a first mortgage lien on the Property.

                           (7) To the extent that the rights of the Prior
                  Mortgagee preclude or preempt the Mortgagee from exercising any of its rights given Mortgagee under this Mortgage then the rights of the Prior Mortgagee shall control and to the extent that the terms of the Prior Mortgage are inconsistent with the terms of this Mortgage then the Mortgagee acknowledges that the terms provided for in this Mortgage are subordinate to the terms of the Prior Mortgage for so long as the Prior Mortgage remains a lien on the Property prior to the lien of this Mortgage.

                  THE MORTGAGOR HEREBY REPRESENTS AND ACKNOWLEDGES THAT THE MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY
OF THIS MORTGAGE.

                  IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.


ATTEST:                                      USA DETERGENTS, INC.



                                             By /s/ Richard D. Coslow
                                                ---------------------
                                                      Richard D. Coslow
                                                      Sr. Vice President
/s/ Uri Evan
--------------------
Uri Evan